Exhibit T3A.13

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ACN HOLDINGS, LLC”, CHANGING ITS NAME FROM “ACN HOLDINGS, LLC” TO “MUZAK HOLDINGS LLC”, FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF MARCH, A.D. 1999, AT 9 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

	AUTHENTICATION:	9628111

2938787 8100	DATE:	03-15-99

991099585

1

Certificate of Amendment

To The

Certificate of Formation

of

ACN Holdings, LLC

It is hereby certified that:

1.             The name of the limited liability company (hereinafter called the “limited liability company”) is ACN Holdings, LLC

2.             The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article First the following:

“First:                     The name of the limited liability company is Muzak Holdings LLC”

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment to Certificate of Formation as of this 15th day of March 1999.

ACN Holdings, LLC

By:	/s/ Peni Garber
Name: Peni Garber
Title: Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/15/1999
9910995858 – 2938787

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF “ACN HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF AUGUST, A.D. 1998, AT 9 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

	AUTHENTICATION:	9280252

2938787 8100	DATE:	09-01-98

981337292

1

CERTIFICATE OF FORMATION

OF

ACN HOLDINGS, LLC

This Certificate of Formation of ACN Holdings, LLC (the “LLC”) has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. § 18-101, et. seq.).

FIRST. The name of the limited liability company formed hereby is ACN Holdings, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of this 28th day of August, 1998.

/s/ Royce Yudkoff
Royce Yudkoff
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/28/1998
981337292 – 2938787

CERTIFICATE OF FORMATION

OF

ACN HOLDINGS, LLC

This Certificate of Formation of ACN Holdings, LLC (the “LLC”) has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. 18-101, et. seq.).

FIRST. The name of the limited liability company formed hereby is ACN Holdings, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

THIRD. The name and address of the registered agent for service of the process on the LLC in the State of Delaware is Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of this 28th day of August, 1998.

/s/ Royce Yudkoff
Royce Yudkoff
Authorized Person